                                                                   EXHIBIT 10.26



                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


                  THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of June 30, 2001 by and among i2 Technologies, Inc., a Delaware corporation ("i2"), and RightWorks Corporation, a California corporation ("RIGHTWORKS").


                                   WITNESSETH:

                  WHEREAS, i2 and RightWorks are parties to that certain Loan and Security Agreement, dated as of March 28, 2001 (the "LOAN AND SECURITY AGREEMENT"), whereby i2 agreed to provide a specified amount of funding to RightWorks from time to time;

                  WHEREAS, i2 and RightWorks desire to amend the Loan and Security Agreement to increase the amount of funding available thereunder.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment. Section 1.1 of the Loan and Security Agreement is hereby amended by replacing the definition of "Line of Credit" to read in its entirety as follows:

                      ""Line of Credit" means $40,000,000."

         2. Continuation. Except as amended herein, the Loan and Security Agreement shall continue in full force and effect in accordance with its terms.

         3. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California as applied to contracts made and to be performed within the State of California. The parties hereto agree that the forum for resolution of any dispute arising under this Amendment shall be tried and litigated only in the state and federal courts located in the State of California or the State of Texas, and each of the parties hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in the State of California or the State of Texas.

         4. Headings. The section headings contained in this Amendment are for reference purposes only and shall not effect in any way the meaning or interpretation of this Amendment or the Loan and Security Agreement.

         5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.



                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date first above written.


                                        RIGHTWORKS CORPORATION
                                        a California corporation

                                        By: /s/ Richard L. Gerould
                                        Name: Richard L. Gerould
                                        Title: SVP Corporate Development


                                        i2 TECHNOLOGIES, INC.
                                        a Delaware corporation

                                        By: /s/ Robert C. Donohoo
                                        Name: Robert C. Donohoo
                                        Title: Corporate Counsel



       [SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]